SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
--------------------------------------------------------------------------------
        1)     Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
        5)     Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
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        2)     Form, Schedule or Registration Statement No.:
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        4)     Date Filed:
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

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.

               (formerly World Wide Wireless Communications, Inc.)

                                 --------------

                    Notice of Annual Meeting of Stockholders
                             to be held May 21, 2002

                                 --------------


                                                           Miami Beach, Florida
                                                           April 23, 2002


To the Holders of Common Stock
of UNIVERSAL COMMUNICATION SYSTEMS, INC.

         The Annual Meeting of the Stockholders of UNIVERSAL COMMUNICATION SYSTEMS, INC. will be held at 407 Lincoln Road, Suite 6K, Miami Beach, Florida, on Tuesday, May 21, 2002 at 10:30 A.M., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

         1. to elect directors of the Company for the ensuing year;

         2. to amend the Company's Articles of Incorporation to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance by the Company from 300,000,000 shares of common stock to 800,000,000 shares of common stock;

         3. to amend the Company's Articles of Incorporation to give the Board of Directors the authority to effect a reverse split of the Company's common stock without having to correspondingly reduce the number of authorized shares of common stock;

         4. to approve the re-appointment of Reuben E. Price, P.A. to serve as the Company's independent auditors for the Company's fiscal year ending September 30, 2002; and

         5. to transact such other business as may properly come before the Meeting or any adjournment or postponements thereof as well as on matters related to the conduct of the Meeting.

         The close of business on April 8, 2002 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors,


                                          /s/ Alexander Walker, Jr.
                                          ------------------------------------
                                              Secretary

You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                 PROXY STATEMENT


         This Proxy Statement, which will be mailed commencing on or about April 25, 2002 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Universal Communication Systems, Inc. (the "Company") for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held on May 21, 2002, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 407 Lincoln Road, Miami Beach, Florida 33139.

         Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

         At the close of business on April 8, 2002, the record date stated in the accompanying Notice, the Company had outstanding 249,802,915 shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting.

         Directors are elected by plurality vote and therefore, abstentions and broker non-votes (as hereinafter defined), will have no effect on the outcome of this vote. Adoption of proposals 2 and 3 will require the affirmative vote of a majority of the outstanding shares of common stock and adoption of Proposal 4 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of Proposal 2 and 3, abstentions and broker non-votes will have the same effect as a vote against the matter. For the purpose of determining the vote required for approval of Proposal 4, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his Proxy to vote the Proxy as to Proposal 4, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a Proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

                            I. ELECTION OF DIRECTORS

         Four directors will be elected at the Annual Meeting of Stockholders to be held on May 21, 2002, each to serve until the 2003 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

         Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

Name and Certain Biographical Information
-----------------------------------------

         MICHAEL ZWEBNER has served as a Director since November, 2001 and is the Chairman of the Board of Directors. He is the founder of Talk Visual Corporation and has served as a Director and its Chairman of the Board of Directors since September, 1998. Mr. Zwebner is the President of Hard Disc Cafe, Inc., a privately held Florida corporation recently acquired by the Company. From 1974 to 1986, Mr. Zwebner founded and ran a travel and tourism company and a charter airline, specializing in the areas of air charter travel, wholesale ticketing and general business and tourist travel. From 1986 to 1990, Mr. Zwebner owned and operated several real estate companies as well as managed a chain of five family restaurants and related catering services in England. From 1991 to 1997, Mr. Zwebner founded and served as Vice-President of Cardcall International Holdings Inc. (USA) and Operating Manager of Cardcall (UK) Ltd. for which he designed and developed telecommunications and marketing concepts and organized the prepaid phone card operations. Mr. Zwebner also coordinated corporate finance activities for Cardcall. In February of 1997, Mr. Zwebner negotiated and secured the sale/merger of the Cardcall Group to a publicly-held entity based in Connecticut. In addition, in February of 1988, Mr. Zwebner negotiated the creation of a multi-million dollar joint venture between Cardcaller Canada Inc. with Datawave Systems Inc. of Vancouver, Canada.

         ALEX WALKER, JR. has served as a Director of the Company since November, 2001. He has served as a Director of Talk Visual Corporation since September 1998 and has served as Director and General Counsel to Videocall International Corporation since July 1998. He also serves on the Board of Directors of Film World, Inc. and Entertech Media Group, Inc. Since 1968 Mr. Walker has served as Chairman of the Board of the Nevada Agency and Trust Company in Reno, Nevada, a licensed and registered trust company and transfer agent in business since 1903. He received his B.A. from Waynesburg College in 1950 and his J.D. from the University of Pittsburgh School of Law in 1952. From 1956 to date, he has maintained a private practice as an attorney.

         CURTIS A. ORGIL has served as a Director of the Company since November, 2001. He received his Bachelor of Science degree in 1974 from Brigham Young University. He worked for Deloitte Haskins & Sells in Salt Lake City, Utah. Later he transferred to Reno, Nevada where he helped establish their new office. While in Reno, Mr. Orgil was the Partner-in-Charge of the tax department there and was the senior tax partner in the state of Nevada. While with Deloitte, Mr. Orgil was on its National Industry Teams for Qualified Retirement Plans and Agribusiness. Since 1995, he has been a principal with Bartig, Basler & Ray, CPA's, Inc., a regional accounting firm with headquarters in Sacramento, California. He is the treasurer of the Northern Nevada International Center and of the BYU Management Society of Northern Nevada. He has chaired the Taxation Committee for the Nevada Society of Certified Public Accountants. He is a former treasurer and board member of the Nevada Museum of Art, the American Lung Association of Reno, the Economic Development Authority of Western Nevada, and the Northern Nevada Development Authority. He was a founding board member of the Nevada World Trade Council and was a member of the Advisory Council for the University of Nevada, Reno College of Business.

         RAMSEY SWEIS has served as a Director since May, 1998. He has had extensive experience in management and in the product design industry. He has been a leader and developer of high performance teams by enabling, training and motivating team members. In the recent past he has provided computer and engineering services to General Motors and Chrysler Corporation. In connection with those activities Mr. Sweis has developed designs between engineering, prototype models, tooling and vendor sources. Mr. Sweis resides in Roseville, Michigan. He currently serves as a Program Manager for Hanke Training & Design of Clawson Michigan. From 1997 to 1999 Mr. Sweis served as a designer for Computer and Engineering Services of Auburn Hills, Michigan. From 1991 to 1997, Mr. Sweis was a design leader for Megatech Engineering of Warren, Michigan, contracted to General Motors of Warren, Michigan.

         During the fiscal year ended September 30, 2001 the Board of Directors of the Company met 6 times. The then Board members, during their term in fiscal year 2001, attended at least 75% of the meetings of the Board of Directors and meetings of any committees of the Board of Directors on which such person served which were held during the time that such person served.


Key Employee of the Company
---------------------------

         None


Committees of the Board of Directors
------------------------------------

         The Board of Directors has appointed an Audit Committee and a Compensation Committee, but has not appointed a standing Nominating Committee.

         The current members of the Audit Committee as appointed are Curtis Orgil, Ramsey Sweis and Alexander H. Walker, Jr. Prior to October 1, 2001, members of the Audit Committee were John Cutter, Robert Klein and Ramsey Sweis. During the fiscal year ended September 30, 2001, the Audit Committee did not meet. The Audit Committee is responsible for reviewing financial statements, consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditors' activities and fees. All members of the Audit Committee are "independent" within the meaning of Rule 4200(a)(15) of the NASD's listing standards.

         The current members of the Compensation Committee are Messrs. Michael Zwebner, Curtis Orgil and Alexander H. Walker, Jr. Prior to November 1, 2001, the Board of Directors had not established a compensation committee. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of all officers of the Company and issuances of equity securities of the Company to directors, officers, employees and consultants of the Company.


Audit Committee Report
----------------------

Report of the Audit Committee

To the Board of Directors of Universal Communication Systems, Inc.:

         We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2001. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as may be modified or amended, and have discussed with the auditors their independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

Audit Committee
         Curtis Orgil
         Ramsey Sweis
         Alexander H. Walker, Jr.


Director Compensation
---------------------

         The Company has no standard arrangements pursuant to which directors of the Company are compensated for any services provided as a director. However, the following stock options were granted for the fiscal year ended September 30, 2001:

                             Number of
                            Securities
                            Underlying             Exercise or       Expiration        Vested
Name                      Options Granted          Base Price           Date             Date
-----------------        -----------------        ------------       -----------       -------
Ramsey Sweis                 1,350,000             $0.0150             07/21/11          07/20/01
Robert Klein (1)               350,000             $0.0150             07/22/06          07/21/01

---------
(1) Mr. Klein resigned as a Director on November 1, 2001.

         The following stock grants were made to non-employee Directors as compensation for serving for the calendar year 2002:

                  Name                                            shares
                  ------------------------                      ----------
                  Curtis Orgil                                   1,000,000
                  Ramsey Sweis                                   2,000,000
                  Alexander Walker, Jr.                          2,000,000


Compensation of Executive Officers
----------------------------------

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company on behalf of the Chief Executive Officer. No other executive officers of the Company have total annual salary and bonus for fiscal year 2001 which exceeded $100,000, (the "Named Executive Officers") with respect to services rendered by such persons to the Company and its subsidiaries for each of the fiscal years ended September 30, 2001, 2000 and 1999.

                                                                    Long-Term
                                                                   Compensation
                                                Other Annual          Awards
                                       Salary   Compensation     ---Securities---
Name and Principal Position(6)  Year    ($)          ($)       Underlying Options(#)
---------------------------     ----   ------   ------------  ----------------------
Douglas P. Haffer  (1)          2001 $139,887     $30,000             -0-
   Chairman of the Board        2000 $220,000     $23,000           800,000
   of Directors, CEO and CFO    1999 $106,000     $16,017           800,000

Jack Cutter (2)                 2001    -0-          -0-            350,000
   Chairman of the Board
   of Directors, CEO and CFO

-----------
(1)  Mr. Haffer resigned as Chairman, CEO and CFO in April, 2001.
(2)  Mr. Cutter resigned as Chairman, CEO and CFO in July, 2001.


                   AGGREGATED OPTION EXERCISES IN FISCAL 2001
                   AND VALUE OF OPTIONS AT SEPTEMBER 30, 2001

         The following tables set forth certain information with respect to the Company's Named Executive Officers concerning unexercised stock options held as of September 30, 2001.

                                                           Individual Grants

                                                Number of     Percent of
                                                Securities      options                       Options
                                 Fiscal Year    Underlying     granted to      Exercise      Exercised
                                   Options        Options      employees        Price         as of      Expiration
                                   Granted        Granted     from 9/30/00    ($/Share)       9/30/01       Date
                                   -------        -------     ------------    ---------       -------       ----
Douglas P. Haffer.............      2001            -0-             -               -            0            -
Former Chairman, CEO & CFO

Jack Cutter...................      2001          350,000         8.50%         $0.015           0         7/21/06
Former Chairman, CEO & CFO


                                   Aggregated Options/ SAR Exercises at September 30, 2001
                                   -------------------------------------------------------
                                  Number of Securities Underlying      Value of Unexercised In-
                                    Unexercised Options/SARS at       the-Money Options/ SARS at
                                        September 30, 2001               September 30, 2001
                                     Exercisable/Unexercisable         Exercisable/Unexercisable

Douglas P. Haffer.............               1,600,000/0                        0/0
   Former Chairman, CEO & CFO
Jack Cutter...................                 350,000/0                        0/0
   Former Chairman, CEO & CFO


Compliance with Section 16(a) of the Securities Exchange Act of 1934
------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended September 30, 2001, Douglas Haffer, Ramsey Sweis, Robert Klein and Dana Miller each filed a Form 3 late. Ramsey Sweis filed a Form 4 late. We believe that Mohammad Ali Guidfar and Worldwide Wireless Inc. have not filed the required Form 3.


Certain Relationships and Related Transactions
----------------------------------------------

         Commencing November 1, 2001, we engaged the services of the Chairman Michael Zwebner under a consulting agreement through Overseas Development Holdings Corporation, a foreign corporation. The annual payment is $240,000. Overseas Development Holdings Corporation is 33% owned by our Chairman.

         Alexander Walker, Jr., a Director of our company, is Chairman of the Board and a shareholder of Nevada Agency and Trust Company, our transfer agent since November 6, 2001.


Information Concerning Certain Stockholders
-------------------------------------------

         The following table sets forth, as of April 8, 2002, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Exchange Act) by (a) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company,
(b) each of the Company's directors, (c) the Company's Named Executive Officers and (d) all directors and executive officers of the Company as a group.


Name of Named Executive Officer,          Number of     Percentage       Upon Exercise of
Director, or Beneficial Owner              Shares       Ownership      Options or Warrants
------------------------------             ------       ---------      -------------------
Michael Zwebner                           4,303,723        1.7                     0

Alexander Walker, Jr                      2,000,000         *                      0

Ramsey Sweis                              2,000,000        1.4             3,600,000 (1)

Curtis Orgil                              1,000,000         *                      0

Executive Officers and Directors          9,303,723        3.7
 shares as a Group

Alpha Capital Aktiengesellschaft         24,730,488        9.9%                      (2)
Pradafant 7
Furstentums 9490, Vaduz, Liechtenstein

Amro International S. A.                 24,730,488        9.9%                      (2)
Grossmuenster Platz 26
Zurich, Switzerland CH8022

The Endeavour Capital Investment
Fund S. A.                               24,730,488        9.9%                      (2)
Cumberland House
#27 Cumberland St
Nassau, New Providence, The Bahamas

Esquire Trade & Finance Inc.             24,730,488        9.9%                      (2)
Trident Chambers, Road Town
Tortola, BVI

Celeste Trust Reg                        24,730,488        9.9%                      (2)
Trevisa-Treuhand-Anstalt
Landstrasse 8, 9496 Furstentums
Balzers, Liechtenstein

-------------------------------------------
* Less than 1%

(1)  The 1,600,000 shares subject to options are immediately exercisable.
(2) Represents shares held and convertible under convertible debentures held, which shareholder is contractually limited from converting in excess of 9.9%.


        II. AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE
                          NUMBER OF AUTHORIZED SHARES

         The Board of Directors has recommended that the stockholders vote to amend the Company's Articles of Incorporation to increase the total number of shares of common stock authorized for issuance by the Company from 300,000,000 shares of common stock to 800,000,000 shares of common stock. The additional authorized shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, and for other corporate purposes. These corporate purposes might include raising additional capital through a public offering or a private placement of common stock or through the issuance of other securities convertible into shares of common stock or issuing common stock in connection with the acquisition of businesses, technologies or other assets. At present, the Company has no definitive plans or arrangements to issue any material amounts of shares of common stock.

         The voting securities of the Company consist of its common stock, which is presently traded on the OTC Bulletin Board Market. As of April 8, 2002 the Company had 249,802,915 shares of common stock issued and outstanding and 300,000,000 shares of common stock authorized.

         The text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FOR ISSUANCE FROM 300,000,000 SHARES OF COMMON STOCK TO 800,000,000 SHARES OF COMMON STOCK. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN FAVOR OF THIS AMENDMENT UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

Description of Capital Stock
----------------------------

         Holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of Directors of the Company may elect all of the Directors standing for election. Holders of common stock will be entitled to receive ratably any dividends if, as and when declared by the Board of Directors and upon dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its stockholders for the purpose of winding up its affairs and to receive the remaining property and assets of the Company legally available for distribution to holders of common stock. Holders of common stock have no cumulative voting rights nor any pre-emptive, subscription, redemption or conversion rights. All outstanding shares of common stock are validly issued, fully paid and non-assessable.

      III. AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO GIVE THE BOARD THE AUTHORITY TO EFFECT A REVERSE SPLIT OF THE COMMON STOCK

         The Board of Directors has recommended that the stockholders vote to amend the Company's Articles of Incorporation to give the Board of Directors the authority to effect a reverse split of the Company's common stock without having to correspondingly reduce the number of authorized shares of common stock and without having to obtain stockholder approval. Under Nevada law, unless otherwise provided in a company's articles of incorporation, a reverse stock split may only be effected if the number of authorized shares of stock is correspondingly reduced or if stockholder approval is obtained. The text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

         The ability to effect a reverse stock split will benefit the Company by providing flexibility to the Board of Directors to act quickly in response to market conditions without the need to delay for further action or authorization by stockholders (except as required by law).

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR GIVING THE BOARD OF DIRECTORS THE AUTHORITY TO EFFECT A REVERSE SPLIT OF THE COMMON STOCK. IT IS THE INTENTION OF THE PESONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN FAVOR OF THIS AMENDMENT UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.


                     IV. APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended September 30, 2001, were Reuben E. Price, P.A., San Francisco, California. The Board of Directors of the Company has recommended that Reuben E. Price, P.A. be reappointed to serve as independent auditors for the Company for the fiscal year ending September 30, 2002. The Board of Directors considers Reuben E. Price, P.A. to be eminently qualified. Reuben E. Price, P.A. have served as the Company's auditors since September 30, 1999.

         Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF REUBEN E. PRICE, P.A. TO EXAMINE THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE COMPANY'S FISCAL YEAR ENDING SEPTEMBER 30, 2002. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN FAVOR OF SUCH RATIFICATION UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

         A representative of Reuben E. Price, P.A. will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

         Audit Fees
         ----------

         The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (a) the audit of the Company's annual financial statements set forth in the Company's Form 10-KSB for the year ended September 30, 2001, and (b) the review of the Company's quarterly financial statements set forth in the Company's quarterly reports on Form 10-QSB for the quarters ended December 31, 2000, March 31, 2001, and June 30, 2001, were approximately $50,000. Fees billed for advisory services and assistance with various regulatory filings for the year ended September 30, 2001 aggregate approximately $35,000.

                                V. OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                VI. MISCELLANEOUS

         If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors, FOR the amendment to the Company's Articles of Incorporation to increase the authorized shares of common stock, FOR the amendment to the Company's Articles of Incorporation to give the Board of Directors the discretion to effect a reverse stock split and FOR the ratification of the Board of Directors' selection of independent auditors for the Company.

         All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

         It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

Stockholder Proposals
---------------------

         Stockholder proposals intended to be presented at the 2003 Annual Meeting of Stockholders of the Company must be received by the Company by December 18, 2002 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by March 3, 2003 of an intent to be present at the Company's 2003 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

Annual Report on Form 10-KSB
----------------------------

         A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended September 30, 2001, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

Directors' Approval
-------------------

         The contents of this proxy statement have been approved and its mailing has been authorized by the Directors of the Company.


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             Alexander Walker, Jr., Secretary

Miami Beach, Florida
April 23, 2002

APPENDIX A

                           CERTIFICATE OF AMENDMENT OF

                            ARTICLES OF INCORPORATION

                                       OF

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.



Michael J. Zwebner and Alexander Walker, Jr. certify that:

          1. They are the duly appointed, qualified Chairman and Secretary of Universal Communication Systems, Inc., a Nevada Corporation (the "Corporation").

          2. The Articles of Incorporation of the Corporation is amended and restated in its entirety as follows:

          "ARTICLE I. The name of the corporation is Universal Communication Systems, Inc.

          ARTICLE II. The name and address of the Corporation's resident agent is The Nevada Agency and Trust Company,
          50 West Liberty Street, Reno, Nevada 89501.

          ARTICLE III. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

          ARTICLE IV. The Corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The Corporation is authorized to issue 800,000,000 shares of Common Stock with par value of $0.001, and 10,000,000 shares of Preferred Stock with par value of $0.001.

          The Preferred Stock may be issued in any number of series, as determined by the board of directors. The board may by resolution fix the designation and number of shares of any such series. The board may determine, alter, or revoke the powers, designations, preferences and relative, participating, optional or other rights, if any or the qualifications, limitations or restrictions thereof, pertaining to any wholly unissued class or series of Preferred Stock. The board may thereafter in the same manner increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares thereof then outstanding) the number of shares of any such series.

          Except as otherwise required by law, the board of directors may, by resolution, decrease the number of issued and outstanding shares of a class or series of common or preferred stock without correspondingly decreasing the number of authorized shares of the same class or series and without a stockholder vote.

          ARTICLE V. Pursuant to Nevada Revised Statutes ("NRS") 78.037 a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided, however, that the personal liability of a director or officer shall not be eliminated
          (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distributions in violation of NRS 78.300.

          ARTICLE VI. The Corporation shall, to the fullest extent permitted by Nevada Law, indemnify and hold harmless each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending or completed actions, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise in connection with any matter relating to the Corporation's business or affairs, against any losses, claims, damages or liabilities. The right to indemnification conferred in this ARTICLE VI shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of it final disposition to the fullest extent authorized by Nevada Law. The right to indemnification conferred in this ARTICLE VI shall be a contract right.

          ARTICLE VII. The first board of directors of the Corporation consisted of two (2) members and the names and addresses of these directors are:

          Cindy Robison     3157 E. Linden, Tuscon, AZ 85716

          Joel Watkins      3653 E. Second, #205, Tuscon, AZ 85716

          ARTICLE VIII.     The names and addresses of the
          incorporators of the Corporation are:

          Candice Maerz     3225 N. Central Ave., Phoenix, AZ 85012

          Terrie L. Bates   3225 N. Central Ave., Phoenix, AZ 85012

          ARTICLE IX. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Articles of Incorporation, in the manner now or hereafter prescribed by statute, and, with the sole exception of those rights and power conferred under the above ARTICLES V AND VI, all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation."

          3. The foregoing Amendment of the Articles of Incorporation was duly adopted by the shareholders and the board of directors of the Corporation in accordance with the provisions of the NRS 78.385 and NRS 78.390.

          IN WITNESS WHEREOF, I have signed my name this __ day of May, 2002.



                                        -----------------------------------
                                        Michael J. Zwebner, Chairman


                                        -----------------------------------
                                        Alexander Walker, Jr., Secretary

APPENDIX B

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Universal Communication Systems, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.MEETINGS

    The Audit Committee generally is to meet two times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

       - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

       - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

       - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

             (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

             (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

            (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

             (iv) the effectiveness of the Company's internal audit process
                  (including evaluations of its Senior Accounting Executive and any other relevant personnel).

       - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

       - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

             (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

             (ii) any changes required by the auditor in the scope or
                  performance of the Company's internal audit.

       - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

       - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

       - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

       - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

       - Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

       - Review and discuss with management and the independent auditor such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

       - Recommend to the Board the appointment of the independent auditor.

       - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

       - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgement of the Audit Committee, recommend that the Board replace the independent auditor.

       - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

       - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

       - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

    F.  GENERAL

       - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

       - Perform such other oversight functions as may be requested by the Board.

       - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

       - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.

                PROXY FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

Vote on Directors

1. To elect four directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of Directors: (01) Michael J. Zwebner, (02) Alexander Walker, Jr., (03) Curtis Orgil, and (04) Ramsey Sweis.

         / / FOR ALL            / / WITHHOLD ALL              / / FOR ALL EXCEPT

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

------------------------------------


Vote On Proposals

2. To approve an amendment to the Articles of Incorporation to increase the authorized Common Stock of the Company to 800,000,000 shares.

             / / FOR                 / / AGAINST                / / ABSTAIN


3. To approve an amendment to the Articles of Incorporation to give the Board of Directors the authority to effect a reverse split of the Company's common stock without a corresponding reduction of authorized shares.

            / / FOR                 / / AGAINST                / / ABSTAIN


4. To ratify the appointment of Reuben E. Price & Co. as the independent auditors of the Company for fiscal year ending September 30, 2002.

            / / FOR                 / / AGAINST                / / ABSTAIN


Note: To take action upon any other matters that may properly come before the meeting or any adjournments thereof.

Date:
     -----------------


----------------------------
Signature